UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a party other than the Registrant / /

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/X/  Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
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                          THE GREATER CHINA FUND, INC.
                    c/o UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                            New York, New York 10019



                                                                  May [__], 2005


To the Stockholders:

     The annual meeting of stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 a.m. on June 30, 2005, at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the annual meeting, stockholders will (i) elect certain of the Fund's directors whose terms expire in 2005 and (ii) vote on whether to approve a new Investment Management Agreement between the Fund and its current investment manager, Baring Asset Management (Asia) Ltd. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's directors recommend that stockholders re-elect Messrs. Richard
B. Bradley and C. William Maher, who are standing for election as directors of the Fund.

                                  Respectfully,




Ronald G.M. Watt                  Richard B. Bradley
President                         Chairman of the Board





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STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.
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                          THE GREATER CHINA FUND, INC.



                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  ------------


To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on June 30, 2005, at 11:00 a.m. for the following purposes:

(1) To elect two Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 2008 or until their respective successors shall have been duly elected and qualified.

(2) To approve a new Investment Management Agreement between the Fund and Baring Asset Management (Asia) Ltd.

(3) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on May 6, 2005, are entitled to vote at the meeting or any adjournments thereof.

                                 By order of the Board of Directors,



                                 Joseph T. Malone
                                 Secretary

May [____], 2005

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IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.
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                                PROXY STATEMENT

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                                     GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the annual meeting of stockholders, to be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on June 30, 2005, at 11:00 a.m., and at any adjournments thereof.

     This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about May [18], 2005. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund's Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Joseph T. Malone, Secretary to the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on May 6, 2005, will be entitled to one vote per share on all business of the meeting and any adjournments. There are [ ] shares of common stock outstanding as of the date of this proxy statement. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                       (1) ELECTION OF CLASS II DIRECTORS

     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Richard B. Bradley and
C. William Maher, constituting Class II directors, expire at the 2005 annual meeting of stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class II directors of the Fund for a term expiring on the date of the 2008 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    CLASS II

                               Richard B. Bradley
                                C. William Maher

Required Vote

     Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. Your Fund's directors recommend that stockholders vote in favor of the director nominees.

      INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

     The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

     Directors considered by the Fund and its counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager:

                                                                                   Principal
                                                      Term of Office;      Occupation(s) During Past    Number of Portfolios
                                  Position(s)          Length of Time          Five Years; Other          in Fund Complex
Name (Age) and Address           Held with Fund            Served             Directorships Held        Overseen by Director
----------------------           --------------      -----------------    ---------------------------  ---------------------
John A. Bult (69)*              Director            Director since        Chairman of                            1
1285 Avenue of the                                  1992; term expires    Paine Webber
Americas                                            2007                  International Inc.;
37th Floor                                                                Director of The Germany
New York, NY  10019                                                       Fund, Inc.; The New
                                                                          Germany Fund, Inc; The
                                                                          Central Europe and
                                                                          Russia Fund, Inc.


* Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in the rights offerings conducted by the Fund in 1994 and 1996.

Directors considered by the Fund and its counsel not to be "interested persons" (as defined in the 1940 Act):

                                                                                   Principal
                                                      Term of Office;      Occupation(s) During Past    Number of Portfolios
                                  Position(s)            Length of             Five Years; Other          in Fund Complex
   Name (Age) and Address        Held with Fund         Time Served           Directorships Held        Overseen by Director
   ----------------------        --------------         -----------           ------------------        --------------------
Richard B. Bradley (67)       Chairman of Board     Director since        Director of The Aberdeen               1
22 Smith Terrace              and Director          1992; term expires    New Dawn Investment
London SW3 4DL                                      2005                  Trust Limited; previously
England                                                                   Group Managing Director
                                                                          of Asia Equity Holdings

Edward Y. Baker (70)          Chairman of Audit     Director since        Investment Consultant;                 1
15 Artinger Court             Committee and         1992; term expires    Chairman, Board of
Toronto, Ontario              Director              2007                  Trustees, Rogers Sugar
Canada M3B 1J9                                                            Income Fund; previously
                                                                          President and Chief
                                                                          Executive Officer,
                                                                          HOOPP Investment
                                                                          Management Limited and
                                                                          Chief Investment Officer,
                                                                          Hospitals of Ontario
                                                                          Pension Plan

                                                                                   Principal
                                                      Term of Office;      Occupation(s) During Past    Number of Portfolios
                                  Position(s)            Length of             Five Years; Other          in Fund Complex
   Name (Age) and Address        Held with Fund         Time Served           Directorships Held        Overseen by Director
   ----------------------        --------------         -----------           ------------------        --------------------

John A. Hawkins (62)                Director        Director since        Previously Executive                   1
HSBC                                                1992; term expires    Vice President--Private
Rue du Pre                                          2006                  Clients, The Bank of
St. Peter Port                                                            Bermuda Ltd.; Director of
Guensey GY1 1LU                                                           All Points Multi-Manager
Channel Islands                                                           Plc (UCIT fund); SR
                                                                          Global Fund Inc.; MW
                                                                          Japan Fund Ltd.; MW
                                                                          Nippon Fund Ltd.

C. William Maher (44)               Director        Director since        Executive Vice President               1
Linsco/Private Ledger                               2003; term expires    and Chief Executive
9785 Towne Centre Dr.                               2005                  Officer of Linsco/Private
San Diego, CA 92121                                                       Ledger; Managing
                                                                          Director of Nicholas
                                                                          Applegate Capital
                                                                          Management

Jonathan J.K Taylor (61)            Director        Director since        Chairman and Managing                  1
Dragon Partners Ltd.                                1992; term expires    Director of Dragon
28 Gironde Road                                     2007                  Partners Ltd. (consulting
London SW6 7DZ                                                            for investment managers);
England                                                                   Chairman, Schroder Japan
                                                                          Growth Fund Limited;
                                                                          Director, Onyx Country
                                                                          Estates Limited (family
                                                                          property company);
                                                                          Director, AVK
                                                                          Securities & Finance Ltd.
                                                                          (Russia)

Tak Lung Tsim (58)                  Director        Director since        Principal, T.L. Tsim &                 1
Century Square                                      1992; term expires    Associates Ltd.
1 D, Aguilar Street,                                2006                  (macropolitical analysis);
Suite 1001                                                                Member of Li Po Chun
Central Hong Kong                                                         United World College of
                                                                          Hong Kong; Director of
                                                                          Playmates Holdings
                                                                          Limited (toy company);
                                                                          Director of New-Alliance
                                                                          Asset Management (Asia)
                                                                          Ltd.; Director of Far
                                                                          Eastern Polychem
                                                                          Industries

Executive Officers

     The following people are executive officers of the Fund:

                                                                                        Principal
                                                           Term of Office;      Occupation(s) During Past    Number of Portfolios
                                       Position(s)            Length of             Five Years; Other          in Fund Complex
     Name (Age) and Address           Held with Fund         Time Served           Directorships Held        Overseen by Officer
     ----------------------           --------------         -----------           ------------------        -------------------

Ronald G.M. Watt (58)              President             President since       Director of Institutional              2
Baring Asset Management                                  1998*                 and Mutual Fund Group
155 Bishopsgate                                                                of Baring Asset
London EC2M 3XY                                                                Management Limited
England

Rose Ann Bubloski (37)             Vice President        Vice President        Associate Director and                 1
UBS Global Asset                                         since 2004*           Senior Manager of the
Management (US) Inc.                                                           Mutual Fund Finance
51 West 52nd Street                                                            Department of UBS
New York, NY  10019                                                            Global Asset
                                                                               Management (US) Inc;
                                                                               Vice President and
                                                                               Assistant Treasurer for
                                                                               other investment
                                                                               companies for which UBS
                                                                               Global Asset
                                                                               Management (US) Inc.
                                                                               serves as investment
                                                                               adviser and/or
                                                                               administrator

Joseph McGill (42)                 Chief Compliance      Chief Compliance      Executive Director and                 1
UBS Global Asset                   Officer               Officer since 2004*   Chief Compliance Officer
Management (US) Inc.                                                           of UBS Global Asset
51 West 52nd Street                                                            Management (US) Inc.
New York, NY  10019                                                            and UBS Global Asset
                                                                               Management (Americas)
                                                                               Inc.

Wilfred Sit (35)                   Vice President        Vice President        Assistant Director of                  1
Baring Asset Management                                  since 2004*           Global Emerging Policy
(Asia) Limited                                                                 Team of Baring Asset
Edinburgh Tower, 19th Floor                                                    Management (Asia)
15 Queens Road Central                                                         Limited; previously Lead
                                                                               Investment Manager of
                                                                               INVESCO GT Greater
                                                                               China Opportunities
                                                                               Fund, and the INVESCO
                                                                               China Open Fund

Joseph T. Malone (37)              Treasurer and         Treasurer and         Director and Co-Head of                1
UBS Global Asset                   Secretary             Secretary since       the Mutual Fund Finance
Management (US) Inc.                                     2004*                 Department of UBS
51 West 52nd Street                                                            Global Asset
New York, NY  10019                                                            Management (US) Inc.;
                                                                               Treasurer and Principal


                                                                                        Principal
                                                           Term of Office;      Occupation(s) During Past    Number of Portfolios
                                       Position(s)            Length of             Five Years; Other          in Fund Complex
     Name (Age) and Address           Held with Fund         Time Served           Directorships Held        Overseen by Officer
     ----------------------           --------------         -----------           ------------------        -------------------

                                                                               Accounting Officer for
                                                                               other investment
                                                                               companies for which UBS
                                                                               Global Asset
                                                                               Management (US) Inc.
                                                                               serves as investment
                                                                               adviser and/or
                                                                               administrator

-------------
*The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

     The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2004. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal period ended December 31, 2004.

Audit Committee

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Maher and Tsim, each of whom is not an "interested person" of the Fund or of Baring Asset Management (Asia) Ltd., the Fund's investment manager, within the meaning of Section 2(a)(19) of the 1940 Act (a "noninterested director") and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met three times during the fiscal year ended December 31, 2004.

     In performing its oversight function, at a meeting held on February 22, 2005, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

     The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an "audit committee financial expert." Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2004.

                                                 Edward Y. Baker
                                                 Richard B. Bradley
                                                 John A. Hawkins
                                                 C. William Maher
                                                 Tak Lung Tsim

                                                 February 22, 2005

Nominating Committee

     The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee met once during the fiscal period ended December 31, 2004.

     The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of vacancy in the office of a director, the Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

     The Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Nominating Committee and the Board of Directors.

     The Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2006 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

Transactions with and Compensation of Directors and Officers

     The Fund's officers receive no compensation from the Fund. The directors who are "interested persons" of the Fund or of the Fund's investment manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2004, to the persons who were noninterested directors during such period:

                                                                                                         Total Compensation
                                     Aggregate         Pension or Retirement       Estimated Annual      From Fund and Fund
                                    Compensation     Benefits Accrued As Part       Benefits Upon         Complex Paid to
Name of Director                     from Fund           of Fund Expenses             Retirement             Directors
----------------                     ---------           ----------------           --------------           ---------
Edward Y. Baker............           $27,500                    --                        --                   $27,500
Richard B. Bradley.........           $33,500                    --                        --                   $33,500
John A. Hawkins............           $26,000                    --                        --                   $26,000
C. William Maher...........           $26,000                    --                        --                   $26,000
Jonathan J.K. Taylor.......           $23,000                    --                        --                   $23,000
Tak Lung Tsim..............           $26,000                    --                        --                   $26,000


     The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of
(i) $2,000 (or, in the case of the Fund's Chairman, $3,500) per directors' meeting attended, (ii) $1,000 (or, in the case of the Audit Committee's Chairman, $2,500) per Audit Committee meeting attended and (iii) an annual director's fee of $14,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. One of the Fund's officers is also an officer, director, employee and stockholder of certain affiliates of the Fund's investment manager.

Director Ownership of Equity Securities in the Fund or Fund Complex

     As of March 31, 2005, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                           Dollar Range of Equity Securities      Investment Companies Overseen By
Name of Director                                      in the Fund                     Director in Fund Complex
----------------                                      -----------                     ------------------------
Edward Y. Baker..................                    $10,001-50,000                          $10,001-50,000
Richard B. Bradley...............                    $10,001-50,000                          $10,001-50,000
John A. Bult.....................                     Over $100,000                           Over $100,000
John A. Hawkins..................                    $10,001-50,000                          $10,001-50,000
C. William Maher.................                                $0                                      $0
Jonathan J.K. Taylor.............                    $10,000-50,000                          $10,001-50,000
Tak Lung Tsim....................                                $0                                      $0

                                       13

Director Ownership of Securities in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of March 31, 2005, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                           Name of
                         Owners and
                       Relationships to                               Title of          Value of            Percent
Name of Director           Director              Company                Class           Securities          of Class
----------------           --------              -------                -----           ----------          --------
John A. Hawkins           John and            Baring-Coller             Units (3)       $100,000 (4)           *
                           Jennifer           Secondaries Fund (2)
                         Hawkins (1)
----------

*    Amounts to less than 1% of class.
(1)  Joint account with spouse.
(2) Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.
(3) Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).
(4) Represents amount committed. As of March 31, 2005, $50,000 had been called.

Other Director Interests in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of March 31, 2005, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Baring Trustees (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Both of these entities are indirect subsidiaries of Baring Asset Management Holdings Limited, of which the Fund's investment manager is also an indirect subsidiary. As of March 31, 2005, Mr. Hawkins's contingent beneficial interest in the trust was approximately $630,000.

Stock Ownership of Certain Beneficial Owners

     To the best of the Fund's knowledge, as of April 30, 2005, the only persons to have beneficial ownership of more than 5% of the outstanding voting stock are as follows:

                                           Amount of             Percentage of
Name and Address of Beneficial Owner   Beneficial Ownership   Outstanding Shares
------------------------------------   --------------------   ------------------
Lazard Asset Management LLC                690,100 shares              5.5%
   30 Rockefeller Plaza
   New York, New York 10112

               (3) APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

     On November 24, 2004, Baring Asset Management Holdings Limited ("BAMH"), the parent company of Baring Asset Management Limited ("BAML") and indirect parent company of Baring Asset Management (Asia) Limited ("BAM Asia") entered into a definitive agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual agreed to acquire BAML and its wholly-owned subsidiaries, including BAM Asia (the "Acquisition"). The Acquisition closed on March 31, 2005. As a result of the Acquisition, BAM Asia became an indirect wholly-owned subsidiary of MassMutual.

     Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser is deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of an assignment. The Acquisition constituted a "change in control" of BAM Asia for purposes of the 1940 Act and, as a result, the Investment Management Agreement, dated March 14, 1995 (the "Prior Management Agreement") between the Fund and BAM Asia, automatically terminated.

     Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor of the investment adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

     2. During the three-year period immediately following consummation of the transaction, at least 75% of the Fund's Board of Directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     In connection with the Acquisition, MassMutal agreed to use its reasonable endeavors to cause the Fund to conduct its business following the closing of the Acquisition so as to enable satisfaction of the conditions described in paragraphs 1 and 2 above.

     At its meeting on February 22, 2005, the Board of Directors, including a majority of directors who are not "interested persons" ("Independent Directors") as that term is defined under Section 2(a)(19) of the 1940 Act, approved an Interim Investment Management Agreement (the "Interim Management Agreement") dated March 31, 2005 between the Fund and BAM Asia, which took effect upon the closing of the Acquisition. The Interim Management Agreement provides that BAM Asia will provide investment advisory services to the Fund subject to the supervision and direction of the Board of Directors of the Fund. Under both the Prior Management Agreement and the Interim Management Agreement, BAM Asia receives a monthly fee for its services at an annual rate of 1.25% of the Fund's average weekly net assets. The terms of the Interim Management Agreement are the same as the terms of the Prior Management Agreement except that the Interim Management Agreement provides that the Directors or a majority of the Fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to BAM Asia, and it contains the following provisions:

     1. The compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

     2. If a majority of the Fund's outstanding voting securities approve a new investment management agreement with BAM Asia within 150 days following March 31, 2005, the amount in the escrow account (including interest earned) will be paid to BAM Asia; and

     3. If a majority of the Fund's outstanding voting securities do not approve a new investment management agreement with BAM Asia, BAM Asia will be paid, out of the escrow account, the lesser of:

          a. Any costs incurred in performing the Interim Management Agreement (plus interest earned on that amount while in escrow); or

          b.   The total amount in the escrow account (plus interest earned).

The Interim Investment Management Agreement can remain in effect for 150 days.

     On February 22, 2005, the Board of Directors of the Fund, including a majority of the Independent Directors, approved a new Investment Management Agreement (the "New Investment Management Agreement") that would become effective upon (x) termination of the Interim Management Agreement and (y) approval by a majority of the Fund's outstanding shares, and determined to recommend to the Fund's stockholders that they approve the New Investment Management Agreement. The terms of the New Investment Management Agreement are identical in all material respects to the terms of the Prior Management Agreement except that the New Investment Management Agreement will provide for BAM Asia to receive a management fee at the annual rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1.00% of such weekly net assets in excess of $250 million, rather than the flat 1.25% of the Fund's average weekly net assets payable to BAM Asia under the Prior Management Agreement.

     In connection with their approval of the New Management Agreement and determination to recommend to stockholders that they approve the New Management Agreement, the Board considered several factors. The Board reviewed the nature, extent and quality of the management services provided by BAM Asia and in connection therewith received a report from BAM Asia detailing the scope of BAM Asia's investment management operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that BAM Asia provides to the Fund. BAM Asia managed approximately $2.9 billion of Asian equity securities as of December 31, 2004 and employed 10 investment professionals. BAM Asia has acted as the Fund's investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by BAM Asia. The Board met with Wilfred Sit, the Fund's portfolio manager and Khiem Do, the head of Asian equities at BAM Asia, regarding the Acquisition's impact on BAM Asia and Mr. Sit's investment management team and solicited written assurances from senior management of BAML and MassMutual that the Acquisition would not result in any change to the existing operations, resources and personnel of BAM Asia. Based on its experience and familiarity with BAM Asia and the foregoing review and analysis, the Board concluded that BAM Asia can provide high quality investment management services to the Fund.

     The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report by UBS Securities LLC that included a comparison of the Fund's net asset value return over a one year, a three year and a five year period (in each case ending December

31, 2004) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was second of five over one year, fourth of five (but very close to both the third fund and the average of all five funds) over three years and third of five (but above the average of all five funds) over five years. The Board also reviewed the performance of the Fund's net asset value against a benchmark (the MSCI China
(Free) Index before June 1, 2000 and the MSCI Zhong Hua (Free) Index thereafter) for the period from December 31, 1992 to January 28, 2005, which showed a positive total return (with dividends reinvested) of 5.9% per annum for the Fund versus a loss of 7.9% per annum for the benchmark.

     The Board also evaluated the management fees payable to BAM Asia and the benefits realized by BAM Asia from its management arrangements with the Fund. In this connection, the Board reviewed a detailed report prepared by BAM Asia on the costs to BAM Asia of providing management and other services to the Fund (for the purposes hereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by BAM Asia thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other United States listed, closed-end China region funds (the two deemed most comparable to the Fund pay fees at the rate of 1% of net assets and 1.25% of net assets, respectively) and by other comparable accounts managed by BAM Asia and its affiliates (BAM Asia's report showed that two emerging market retail funds had fee rates of 1.25% and 1.50% of net assets, respectively; an open-end China fund had fees of 2% of net assets plus a performance fee; and, while it was recognized that fees for pension fund and other institutional clients can vary depending on the breadth and size of the portfolio managed, the basic rate charged for managing a pension fund or institutional emerging market equity account is 1% of net assets and there is often an additional performance fee component). Finally, the Board considered (i) the fact that BAM Asia benefits from its management agreement with the Fund through its receipt, pursuant to soft dollar arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by BAM Asia and (ii) the more extensive regulatory and compliance requirements that BAM Asia is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom. Based upon these inputs, the Board determined that 1.25% of average net assets was a reasonable fee for the management services BAM Asia provides to the Fund based upon the current size of the Fund. The Board did, however, decide that it would like the Fund to benefit from economies of scale as the Fund grows in the future. Accordingly, the Board negotiated with BAM Asia to reduce the 1.25% management fee rate applicable under the Prior Management Agreement in the event the Fund's average net assets grow materially in the future. As a result of such negotiation, the New Management Agreement provides for management fees at the rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1% of such net assets in excess of $250 million. At March 31, 2005, the Fund's net assets were $225,460,967.58.

     Additional information concerning BAM Asia, including its address, the amount of management fees it received in 2004 and the amount of brokerage commissions paid to brokers that are affiliates of BAM Asia or the Fund during the year ended December 31, 2004, is set forth below under "Investment Manager and Administrator."

     YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS APPROVE THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT.

     Required Vote

     Approval of the proposed New Investment Management Agreement requires the affirmative vote of a majority of the Fund's outstanding shares. Your Fund's directors recommend that stockholders approve the New Investment Management Agreement.

Investment Manager and Administrator

     BAM Asia serves as investment manager for the Fund under the Interim Management Agreement. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong. BAM Asia is an indirect wholly-owned subsidiary of BAML, which is in turn an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. BAMH is a leading international investment manager and, through its subsidiaries, had approximately $34.5 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2004. David J. Brennan, 15 Queen's Road Central, Hong Kong, is the Chairman and principal executive officer of BAM Asia. During the year ended December 31, 2004, BAM Asia received aggregate investment management fees of $2,619,434 under the Prior Management Agreement. This is the same amount BAM Asia would have received if the management fee arrangements proposed to be put in place under the New Management Agreement had been in effect during 2004. During the year ended December 31, 2004, the Fund paid brokerage commissions to Affiliated Brokers as follows:

                                                      Percentage of all Commissions paid
Name of Affiliated Broker     Brokerage Commissions        to such Affiliated Broker
-------------------------     ---------------------        -------------------------
  ING Baring Securities              $21,465                        3.04%


     For the purposes hereof, an "Affiliated Broker" is any broker (A) that is an affiliated person of the Fund, (B) an affiliated person of any such person or
(C) an affiliated person of which is an affiliated person of the Fund, BAM Asia or UBS Global Asset Management (US) Inc.

     UBS Global Asset Management (US) Inc. serves as the Fund's administrator. The administrator is an affiliate of UBS Securities LLC. The administrator's offices are located at 51 West 52nd Street, New York, New York 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act as applied to the Fund require the Fund's officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2004 the Fund believes that all filings applicable to the Fund's officers, directors and ten-percent stockholders required for such fiscal year were made.

Independent Accountants

     The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, Ernst & Young LLP ("Ernst & Young") as the independent auditors to audit the accounts of the Fund for the fiscal year ended

December 31, 2005. Ernst & Young served as independent auditors to audit the Fund's accounts for the fiscal year ended December 31, 2004. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

     A representative of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if he desires to do so and will be available to answer questions.

     The aggregate fees billed to the Fund by Ernst & Young for services rendered by Ernst & Young for the fiscal years ended December 31, 2004 and 2003, respectively, are described below.

Audit Fees

     For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit fees billed by Ernst & Young to the Fund are shown in the table below.

                         2004             2003
                         ----             ----

                      $55,000           $43,500

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                         2004             2003*
                         ----             ----

                      $2,500            $2,500

* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category are those associated with reading and providing comments on the Fund's semi-annual financial statements as of June 30, 2003 and June 30, 2004.

Tax Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

                         2004             2003*
                         ----             ----

                      $5,900            $7,600

------------------

* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

     In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

                         2004             2003
                         ----             ----

                          $0               $0

     Fees included in the all other fees category comprise services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

     The Fund's Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services performed by the Fund's independent accountants for the Fund, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

     There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees for non-audit services rendered on behalf of the Fund ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the Fund are shown in the table below.

                                               2004             2003
                                               ----             ----

Covered Services                              $8,400          $10,100
Non-covered Services                          $15,000           $0

     During the past fiscal year, all Covered Services provided by Ernst & Young to the Fund were pre-approved by the Fund's Audit Committee. There were no Non-covered Services required to be considered by the Fund's Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Non-covered Services by Ernst & Young would be compatible with maintaining the independence of Ernst & Young.

                                (4) OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of UBS Global Asset Management (US) Inc., the Fund's administrator, or PFPC Inc., the Fund's transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund's officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained The Altman Group to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $3,500 plus reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     The Fund's annual report to stockholders for the fiscal year ended December 31, 2004, was mailed to stockholders on or about March 1, 2005. The Fund will furnish, without charge, a copy of its 2004 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027; telephone: (800) 331-1710.

     In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 30, 2005, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 2006 annual meeting of stockholders of the Fund must be received by Joseph T. Malone, Secretary of the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019, not later than March 1, 2006.

Stockholder Communications

     The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, UBS Global Asset Management (US) Inc., at 51 West 52nd Street, New York, New York 10019, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund's administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

                                By order of the Board of Directors,


                                JOSEPH T. MALONE
                                Secretary

51 West 52nd Street
New York, New York 10019
May [__], 2005

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